UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville,	Indiana	47006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (812) 931-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 4 to Fourth Amended and Restated Credit Agreement

On September 23, 2024, Hillenbrand, Inc. (the “Company”), certain subsidiaries of the Company (the “Subsidiary Borrowers”), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) entered into Amendment No. 4 (the “Credit Agreement Amendment”) to the Fourth Amended and Restated Credit Agreement, dated as of June 8, 2022 (such agreement, as amended from time to time, the “Credit Agreement” and as amended and in effect immediately prior to the Credit Agreement Amendment, the “Prior Credit Agreement,” and the Prior Credit Agreement, as amended by the Credit Agreement Amendment, the “Amended Credit Agreement”) among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent.

The Credit Agreement Amendment amended the Prior Credit Agreement by, among other things (1) increasing the maximum permitted Leverage Ratio (as defined in the Amended Credit Agreement) from 4.00x to 4.50x for the quarters ending September 30, 2024 and December 31, 2024, from 3.75x to 4.25x for the quarter ending March 31, 2025, from 3.50x to 4.00x for the quarters ending June 30, 2025, September 30, 2025 and December 31, 2025 and from 3.50x to 3.75x for the quarter ending March 31, 2026, (2) changing—from (a) the first date on or after April 1, 2025 that all principal, interest and other amounts owing in respect of loans under the Credit Agreement’s €185,000,000 delayed-draw term loan facility have been paid in full to (b) the first date on or after April 1, 2026 that such amounts have been paid in full—the end of the period during which (i) if a Collateral Springing Event (as defined in the Amended Credit Agreement) occurs, the Company and certain domestic subsidiaries that are guarantors under the Amended Credit Agreement are required to grant liens on substantially all of their assets (subject to specified exceptions) in favor of the Administrative Agent for the benefit of the secured parties and (ii) additional limitations on liens and restricted payments apply and (3) extending by one year, to October 1, 2026, the date on or after which the Company may elect to increase the maximum permitted Leverage Ratio for a specified period following certain acquisitions.

Certain of the Lenders and agents under the Amended Credit Agreement and their respective affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services to the Company and its subsidiaries and have received, or may in the future receive, customary fees and commissions or other payments in connection therewith.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment of L/G Facility Agreement

On September 24, 2024, the Company entered into an amendment (the “L/G Facility Amendment”) to the Company’s syndicated L/G facility agreement, originally dated June 21, 2022 and amended and restated on June 22, 2023 (the “Prior L/G Facility Agreement” and, as amended by the L/G Facility Amendment, the “Amended L/G Facility Agreement”), between the Company, the subsidiary borrowers party thereto, the subsidiary guarantors party thereto, Commerzbank Aktiengesellschaft, as mandated lead arranger and bookrunner, Commerzbank Aktiengesellschaft, as agent (in such capacity, the “Agent”), and the other financial institutions party thereto as mandated lead arrangers, lenders and issuing banks. The L/G Facility Amendment is documented in the form of a consent and amendment request delivered by the Company to the Agent and countersigned by the Agent.

The L/G Facility Amendment amended the Prior L/G Facility Agreement by, among other things (1) increasing the maximum permitted Leverage Ratio (as defined in the Amended L/G Facility Agreement) from 4.00x to 4.50x for the quarters ending September 30, 2024 and December 31, 2024, from 3.75x to 4.25x for the quarter ending March 31, 2025, from 3.50x to 4.00x for the quarters ending June 30, 2025, September 30, 2025 and December 31, 2025 and from 3.50x to 3.75x for the quarter ending March 31, 2026, (2) changing—from (a) the first date on or after April 1, 2025 that all principal, interest and other amounts owing in respect of loans under the Credit Agreement’s €185,000,000 delayed-draw term loan facility have been paid in full to (b) the first date on or after April 1, 2026 that such amounts have been paid in full—the end of the period during which (i) if a Collateral Springing Event (as defined in the Amended L/G Facility Agreement) occurs, the Company and certain domestic subsidiaries that are guarantors under the Amended L/G Facility Agreement are required to grant liens on substantially all of their assets (subject to specified exceptions) in favor of the Agent (or any newly appointed security agent) for the benefit of the secured parties and (ii) additional limitations on liens and restricted payments apply and (3) extending by one year, to October 1, 2026, the date on or after which the Company may elect to increase the maximum permitted leverage ratio for a specified period following certain acquisitions.

Certain of the lenders and agents under the Amended L/G Facility Agreement and their respective affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services to the Company and its subsidiaries and have received, or may in the future receive, customary fees and commissions or other payments in connection therewith.

The foregoing description of the L/G Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the L/G Facility Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amendment No. 4 to Fourth Amended and Restated Credit Agreement, dated as of September 23, 2024, among Hillenbrand, Inc., as a borrower, the subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent
Exhibit 10.2	Amendment, dated September 24, 2024, to the L/G facility agreement, originally dated June 21, 2022 and amended and restated on June 22, 2023, between Hillenbrand, Inc., the subsidiary borrowers party thereto, the subsidiary guarantors party thereto, Commerzbank Aktiengesellschaft and the other financial institutions party thereto
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2024                            HILLENBRAND, INC.

BY:    /s/ Robert M. VanHimbergen
_____________________________________
Robert M. VanHimbergen
Senior Vice President and
Chief Financial Officer
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